UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2026
____________________
Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(936) 539-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 1, 2026 (the “Closing Date”), Kodiak Gas Services, Inc., a Delaware corporation (the “Company”), completed the transactions contemplated by that certain Membership Interest Purchase Agreement, dated as of February 5, 2026 (the “Purchase Agreement”), by and among the Company, Kodiak Gas Services, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Buyer”), Distributed Power Solutions, LLC, a Texas limited liability company (“DPS”), Mustang PRS, LLC, a Texas limited liability company (“Mustang”), and Louisiana Machinery Company, L.L.C., a Louisiana limited liability company (“LMC” and, together with Mustang, each a “Seller” and collectively, the “Sellers”), whereby the Buyer purchased all of the issued and outstanding membership interests of DPS from the Sellers as set forth in the Purchase Agreement (the “Acquisition”).
On the Closing Date, the Buyer paid to the Sellers aggregate cash consideration of $587 million (including adjustments for certain additional power generation assets purchased since the transaction announcement, indebtedness and working capital) and the Company issued an aggregate of 2,401,278 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).
Registration Rights Agreement
On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Mustang and LMC (collectively, the “Holders”), pursuant to which, among other things, the Holders were granted customary rights to require the Company to file and maintain the effectiveness of a shelf registration statement with respect to the re-sale of the Common Stock received by the Holders, along with customary piggyback registration rights.
The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01 Completion of Acquisition of Disposition of Assets.
The information set forth in Item 1.01 is incorporated into this Item 2.01 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information regarding the Stock Consideration set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the shares of Common Stock was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.
Item 7.01 Regulation FD Disclosure.
On April 1, 2026, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This communication contains “forward-looking statements” and information based on the current beliefs of the Company. Forward-looking statements in this communication are identifiable by the use of the following words, the negative of such words, and other similar words: “anticipates”, “assumes”, “believes”, “could”, “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will” and “would.” Important factors that could cause actual results to differ from those indicated in the forward-looking statements in this communication include, but are not limited to: (i) the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the Acquisition will not be realized or will not be realized within the expected time period; (ii) the ability of the Company to integrate its business with DPS’s business successfully and to achieve anticipated synergies and value creation; (iii) the risk that disruptions from the

Acquisition or integration activities will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; (iv) potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Acquisition; (v) legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting the Company and DPS; (vi) dilution caused by the Company’s issuance of additional shares of Common Stock in connection with the Acquisition; (vi) the Company’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company’s industry; (vii) changes in the distributed power industry, including sustained decreases in the supply of power generators, demand for electricity and distributed power; (viii) the competitive nature of distributed power services industry in which the DPS and the Company will conduct its business; (ix) the impact of adverse weather conditions; (x) the level of, and obligations associated with, the Company’s indebtedness; (xi) acts of terrorism or outbreak (or expansions) of war, hostilities, civil unrest, attacks against the Company, and other political or security disturbances; (xii) the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; and (xiii) other risk factors and additional information.
The Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which is available on the Investor Relations page of the Company’s website at https://ir.kodiakgas.com// and on the website of the SEC at www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.
(b) Pro Forma Financial Information.
As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 days following the date on which this Report is required to be filed.
d) Exhibits.

No.	Description
2.1*	Membership Interest Purchase Agreement, dated February 5, 2026, by and among Kodiak Gas Services, LLC, Kodiak Gas Services, Inc., Mustang PRS, LLC, Louisiana Machinery Company, L.L.C., and Distributed Power Solutions, LLC (Incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2026)
10.1	Registration Rights Agreement, dated as of April 1, 2026
99.1	Press Release dated April 1, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

*    Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: April 1, 2026	By:	/s/ Jennifer Howard
	Name:	Jennifer Howard
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary